INCOME TAX (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
INCOME TAX
Net loss	$ (36,149)	$ (20,996)
Total income tax (recovery) expense	65	(110)
Loss excluding income tax	36,084	21,106
Income tax recovery using the Company's domestic tax rate	(9,743)	(5,699)
Non-deductible expenses and other	61	318
Change in tax rates	0	0
Deferred income tax assets not recognized	9,617	5,491
Deferred income tax (recovery) expense	$ (65)	$ 110